June __, 2012

Skinny Nutritional Corp.

3 Bala Plaza East, Suite 101

Bala Cynwyd, PA 19004

Attn: Michael Salaman, Chief Executive Officer

Dear Mr. Salaman:

The undersigned hereby represents that the undersigned is the sole holder of that certain Common Stock Purchase Warrant issued by Skinny Nutritional Corp. (the “Company”) as specified below underneath my signature to this agreement (the “Warrant”).

The undersigned understands that the Company is proposing to enter into a financing transaction with a new investor (or several affiliated new investors) (the “New Investor”). The financing transaction (collectively, the “New Financing”) is proposed to be accomplished in several steps with each step subject to certain conditions. The New Financing involves: (i) (A) an initial bridge financing of $1,000,000 involving the sale of notes and (B) a follow on bridge financing of $3,000,000 of notes and units comprised of a new series of senior preferred stock and common stock (such Preferred Stock and Common Stock referred to as “Units”); (ii) an equity financing consisting of additional Units; and (iii) the provision of a senior debt facility (collectively, the “New Financing”). The Company contemplates entering into a Securities Purchase Agreement (the “Purchase Agreement”) with the New Investor to evidence the terms and conditions of the New Financing.

Non-Exercise Agreement

As a means of ensuring that the Company has available a sufficient amount of shares of Common Stock for issuance in the New Financing, the undersigned hereby agrees that effective as of the date first set forth above (the “Effective Date”) and through the occurrence of the Permitted Exercise Event (as defined below), the Warrant shall not be exercisable in any manner and the undersigned shall have no right to exercise such Warrants unless and until the occurrence of the Permitted Exercise Event. Accordingly, from and after the Effective Date and until the Permitted Exercise Event has occurred, the undersigned agrees that any attempt to exercise the Warrant shall be null and void. In addition, notwithstanding anything in the Warrant to the contrary, during the period from the Effective Date through the occurrence of the Permitted Exercise Event, the Company shall not be obligated to reserve any shares of Common Stock from its authorized shares of Common Stock for issuance upon the exercise of the Warrant.

As used herein, the “Permitted Exercise Event” shall mean the first to occur of (i) the termination of Purchase Agreement prior to the Second Closing (as defined in the Purchase Agreement) or (ii) the Company’s stockholders having approved an increase in the number of shares of common stock authorized for issuance under the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), in such an amount so as to enable the Company to have a sufficient number of available authorized but unissued shares of Common Stock to deliver to the undersigned upon the exercise of the Warrants subject to the foregoing restriction after giving effect to the New Financing (the Certificate of Incorporation, as amended to reflect such modification, may be referred to herein as the “Amendment”) and the Company having filed the Amendment with the Secretary of State of the State of Nevada and such Amendment having been accepted by the Secretary of State of the State of Nevada.

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Transferability Restrictions

During the period commencing on the date hereof and ending upon the occurrence of the Permitted Exercise Event (such period herein referred to as the “Lock-Up Period”), the undersigned will not, directly or indirectly, through an “affiliate”, “associate” (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the “Securities Act”)), a family member or otherwise, offer, sell, pledge, hypothecate, grant an option for sale or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner, the Warrant, or enter into any, enter into any swap or any other agreement or any transaction that transfers, in whole or part, directly or indirectly, the economic consequence of the ownership of the Warrant, during the Lock-Up Period; provided, however, that such Warrant may be sold or otherwise transferred in a private transaction to an affiliate of the undersigned during the Lock-Up Period so long as the acquirer of the Warrant by written agreement with the Company entered into at the time of the acquisition and delivered to the Company prior to the consummation of such acquisition, agrees to be bound by the terms of this agreement.

Representations of Warrant Holder

The undersigned hereby represents that it is the sole owner of record, and beneficially, of the Warrant, free and clear of any liens, claims and encumbrances, that the Warrant has not been assigned, pledged or otherwise transferred, and that no other person or entity has any interest in, option on or any other right of any type or nature, to the Warrant.

The undersigned acknowledges and understands that unless and until the Permitted Exercise Event occurs, the undersigned will be unable to exercise the Warrant. The undersigned further acknowledges and understands that there can be no guarantee as to when the Permitted Exercise Event will occur, if at all. Accordingly, the undersigned may be subject to the restrictions contained herein for an indefinite period of time. It is further agreed and acknowledged that upon the occurrence of the Permitted Exercise Event, the restrictions set forth in this letter agreement shall automatically expire without any further action on the part of either the Company or the undersigned.

The undersigned (a) is an investor familiar with the business of the Company, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment decision and make an informed decision, (c) has the ability to bear the economic risks of this decision, (d) has had an opportunity to ask such questions and make such inquiries concerning the Company and has received such information regarding the Company, its business, its financial condition and its prospects as the undersigned has determined to be necessary, and (e) is an “accredited investor” as that term is defined under Rule 501(a) under Regulation D under the Securities Act (the provisions of which are known to the undersigned).

The undersigned further represents that it has the full right, power, legal capacity and authority to enter into this agreement and to complete the transactions herein contemplated and that this agreement constitutes a valid and binding obligation of the undersigned, and is enforceable against the undersigned in accordance with its terms.

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Confidentiality

THIS AGREEMENT MAY BE DEEMED TO CONSTITUTE MATERIAL NON-PUBLIC INFORMATION OF THE COMPANY. SECURITIES LAWS RESTRICT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY (INCLUDING THE MATTERS WHICH ARE THE SUBJECT OF THIS AGREEMENT) FROM PURCHASING OR SELLING SECURITIES OF THE COMPANY OR FROM COMMUNICATING SUCH INFORMATION TO ANY OTHER PERSON. THE UNDERSIGNED (BY ACCEPTANCE OF THIS AGREEMENT) AGREES THAT IT SHALL NOT PURCHASE OR SELL SECURITIES OF THE COMPANY WITH THE KNOWLEDGE OF A MATERIAL FACT OR MATERIAL CHANGE OR PROSPECTIVE MATERIAL CHANGE IN THE BUSINESS OR AFFAIRS OF THE COMPANY THAT IT KNEW OR OUGHT REASONABLY TO HAVE KNOWN HAD NOT BEEN GENERALLY DISCLOSED.

THE UNDERSIGNED (BY RECEIPT OF THIS AGREEMENT) AGREES TO KEEP THE COMPANY’S CONFIDENTIAL INFORMATION (INCLUDING THE INFORMATION CONTAINED HEREIN) STRICTLY CONFIDENTIAL AND NOT TO DISCLOSE SUCH CONFIDENTIAL INFORMATION (INCLUDING THE EXISTENCE OR CONTENTS OF THIS AGREEMENT) TO ANYONE OTHER THAN ITS ADVISORS, INCLUDING COUNSEL AND ACCOUNTANTS, FOR THE SOLE PURPOSE OF EVALUATING THE MATTERS DESCRIBED HEREIN. THE UNDERSIGNED AGREES TO USE THE INFORMATION CONTAINED HEREIN ONLY FOR THE PURPOSE OF EVALUATION THE MATTERS DESCRIBED IN THIS AGREEMENT AND FOR NO OTHER PURPOSE. ACCORDINGLY, THE UNDERSIGNED AGREES NOT TO PURCHASE, SELL, HYPOTHECATE, PLEDGE OR HEDGE ANY SECURITIES OF THE COMPANY UNTIL SUCH TIME AS THE MATTERS DESCRIBED IN THIS AGREEMENT ARE PUBLICLY DISCLOSED BY THE COMPANY OR OF NO FORCE OR EFFECT.

General Matters

The undersigned hereby agrees that the arrangements and restrictions set forth herein shall not give rise to any breach by the Company of the Company’s obligations under the Warrant.

Notwithstanding anything to the contrary herein, this agreement and the restrictions and covenants set forth herein, shall be of no force or effect if the Company does not consummate the Initial Closing (as defined in the Purchase Agreement) of the New Financing on or before June 30, 2012

This agreement may be signed in counterparts and shall become effective as if executed in a single, complete document upon its execution by the parties. Facsimile signatures of the undersigned parties will have the same force and effect as original signatures. This agreement contains the entire agreement and understanding of the parties with respect to its subject matter and supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter. The provisions of this agreement shall not be waived, modified, amended, altered or supplemented, in whole or in part, except by a writing signed by all the parties hereto. The failure or neglect of the Company to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this agreement, or its waiver of strict performance of any of the terms or conditions of this agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

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This agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. The undersigned hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

The undersigned is not entitled to cancel, terminate or revoke this agreement and it shall survive the death or disability of the undersigned holder and shall be binding upon his/her/its heirs, executors, administrators, successors, legal representatives, and permitted assigns.

The undersigned has been advised and had the opportunity to consult with an attorney or other advisor prior to executing this agreement. The undersigned understands, confirms and agrees that counsel to the Company is not acting as counsel to the undersigned and that the undersigned has not relied upon any legal advice except as provided by its own counsel. The undersigned represents and warrants that it has duly authorized its representative to execute this agreement on its behalf.

IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed as of the date first set forth above.

WARRANT HOLDER

Signature

Print Name:

Warrant No.:

Warrant Issue Date:

Number of Warrants:

Exercise Price:

Agreed to and accepted:

Skinny Nutritional Corp.

By: Michael Salaman
Title: Chief Executive Officer

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